UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

DoubleVerify Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The following presentation was made available to certain customers of DoubleVerify Holdings, Inc. on August 25, 2026.

0 Powering Media Effectiveness Everywhere 2026

1 Additional Information and Where to Find It This communication is being made in respect of the Agreement and Plan of Merger (the “Merger Agreement”) among DoubleVerify Holdings, Inc.(the “Company”), a Delaware corporation, Neptune BidCo US Inc., a Delaware corporation (“Parent”), and Wallace Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) and the proposed transaction involving the Company, Parent and Merger Sub (the “Merger”). The Company expects to seek, and intends to file with the Securities and Exchange Commission (the “SEC”), a proxy statement in connection with the proposed Merger (the “Proxy Statement”) and other relevant documents in connection with a special meeting of the Company’s stockholders for purposes of approving the transactions contemplated by the Merger Agreement. The Company may also file other relevant documents with the SEC regarding the Merger Agreement and the proposed Merger. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC. The definitive Proxy Statement (when available) will be sent or given to the stockholders of the Company and will contain important information about the Merger Agreement and the proposed Merger and related matters. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY THE COMPANY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER AGREEMENT AND THE PROPOSED MERGER. You may obtain copies of all documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from the Company’s website at ir.doubleverify.com. Participants in the Solicitation The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers, including a description of their direct and indirect interests, by security holdings or otherwise, is contained in the “Proposal 1 – Election of Directors,” “Executive and Director Compensation,” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Company’s proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 7, 2026, and will be contained in the Proxy Statement to be filed by the Company. Any changes in the holdings of the Company’s securities by its directors and executive officers from the amounts set forth in the proxy statement for its 2026 annual meeting of stockholders have been reflected in Forms 3, 4 and 5, filed with the SEC. The Company’s stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the Merger, including the interests of the Company’s directors and executive officers in the Merger, which may be different from those of the Company’s stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Merger. You may obtain copies of all documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from the Company’s website at ir.doubleverify.com. No Offer No person has commenced soliciting proxies in connection with the Merger Agreement and the proposed Merger referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities. Cautionary Note Regarding Forward-Looking Statements This communication contains forward-looking statements. Statements contained in this communication other than statements of historical fact are forward-looking statements, including statements regarding the Merger and the other transactions contemplated by the Merger Agreement. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “likely” or “continue,” the negative of these terms and other comparable terminology. These statements are only predictions based on the Company’s expectations and projections about future events as of the date of this communication and are subject to a number of risks, uncertainties and assumptions that may prove incorrect, any of which could cause actual results to differ materially from those expressed or implied by such statements. Important factors, risks and uncertainties that could cause actual results to differ materially from forward-looking statements include but are not limited to: (i) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect our business and the price of our common stock; (ii) the timing to consummate the Merger, or the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; (iii) the failure to satisfy the conditions to the consummation of the Merger, and the other transactions contemplated thereby; (iv) the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; (v) the effect of the pendency of the Merger on our business relationships, operating results and business generally; (vi) certain restrictions during the pendency of the Merger that may impact our ability to pursue certain business opportunities or strategic transactions; (vii) risks that the Merger disrupts current plans and operations; (viii) risks related to diverting management’s attention from our ongoing business operations; (ix) the outcome of any legal proceedings that may be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (x) our ability to retain, hire and integrate skilled personnel, and maintain relationships with key business partners and customers, and others with whom we do business, in light of the proposed Merger; (xi) unexpected costs, charges or expenses resulting from the Merger; (xii) risks that the benefits of the Merger are not realized when and as expected; and (xiii) those risks described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC and our Quarterly Reports on Form 10-Q for the quarterly period ended June 30, 2026 . New risks emerge from time to time, and it is not possible for our management to predict all risks, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement the Company makes. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Except as otherwise required by law, the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

2 2 A Powerful Combination Media quality and performance data at scale Audience signals across linear and digital End-to-end actionable, independent, cross-platform digital measurement and transparency Powered by AI and agentic workflows Bringing together Nielsen’s audience intelligence and DV’s media quality expertise to drive media effectiveness everywhere.

3 Next Steps In the meantime… ● Business as usual from an operational standpoint ● No changes to DV products, services or coverage ● Same world-class support from your DV representatives ● Integration planning is still ahead, with timelines to come We expect the deal to close by Q1 2027,

4 Thank You

The following presentation was made available to employees of DoubleVerify Holdings, Inc. on August 25, 2026.

1 Next Steps Andy Grimmig

Additional Information and Where to Find It This communication is being made in respect of the Agreement and Plan of Merger (the “Merger Agreement”) among DoubleVerify Holdings, Inc.(the “Company”), a Delaware corporation, Neptune BidCo US Inc., a Delaware corporation (“Parent”), and Wallace Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) and the proposed transaction involving the Company, Parent and Merger Sub (the “Merger”). The Company expects to seek, and intends to file with the Securities and Exchange Commission (the “SEC”), a proxy statement in connection with the proposed Merger (the “Proxy Statement”) and other relevant documents in connection with a special meeting of the Company’s stockholders for purposes of approving the transactions contemplated by the Merger Agreement. The Company may also file other relevant documents with the SEC regarding the Merger Agreement and the proposed Merger. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC. The definitive Proxy Statement (when available) will be sent or given to the stockholders of the Company and will contain important information about the Merger Agreement and the proposed Merger and related matters. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY THE COMPANY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER AGREEMENT AND THE PROPOSED MERGER. You may obtain copies of all documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from the Company’s website at ir.doubleverify.com. Participants in the Solicitation The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Merger. Information regarding the Company’s directors and executive officers, including a description of their direct and indirect interests, by security holdings or otherwise, is contained in the “Proposal 1 – Election of Directors,” “Executive and Director Compensation,” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Company’s proxy statement for its 2026 annual meeting of stockholders, which was filed with the SEC on April 7, 2026, and will be contained in the Proxy Statement to be filed by the Company. Any changes in the holdings of the Company’s securities by its directors and executive officers from the amounts set forth in the proxy statement for its 2026 annual meeting of stockholders have been reflected in Forms 3, 4 and 5, filed with the SEC. The Company’s stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the Merger, including the interests of the Company’s directors and executive officers in the Merger, which may be different from those of the Company’s stockholders generally, by reading the Proxy Statement and any other relevant documents that are filed or will be filed with the SEC relating to the Merger. You may obtain copies of all documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from the Company’s website at ir.doubleverify.com. No Offer No person has commenced soliciting proxies in connection with the Merger Agreement and the proposed Merger referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities. Cautionary Note Regarding Forward-Looking Statements This communication contains forward-looking statements. Statements contained in this communication other than statements of historical fact are forward-looking statements, including statements regarding the Merger and the other transactions contemplated by the Merger Agreement. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “likely” or “continue,” the negative of these terms and other comparable terminology. These statements are only predictions based on the Company’s expectations and projections about future events as of the date of this communication and are subject to a number of risks, uncertainties and assumptions that may prove incorrect, any of which could cause actual results to differ materially from those expressed or implied by such statements. Important factors, risks and uncertainties that could cause actual results to differ materially from forward-looking statements include but are not limited to: (i) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect our business and the price of our common stock; (ii) the timing to consummate the Merger, or the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; (iii) the failure to satisfy the conditions to the consummation of the Merger, and the other transactions contemplated thereby; (iv) the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; (v) the effect of the pendency of the Merger on our business relationships, operating results and business generally; (vi) certain restrictions during the pendency of the Merger that may impact our ability to pursue certain business opportunities or strategic transactions; (vii) risks that the Merger disrupts current plans and operations; (viii) risks related to diverting management’s attention from our ongoing business operations; (ix) the outcome of any legal proceedings that may be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (x) our ability to retain, hire and integrate skilled personnel, and maintain relationships with key business partners and customers, and others with whom we do business, in light of the proposed Merger; (xi) unexpected costs, charges or expenses resulting from the Merger; (xii) risks that the benefits of the Merger are not realized when and as expected; and (xiii) those risks described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC and our Quarterly Reports on Form 10-Q for the quarterly period ended June 30, 2026 . New risks emerge from time to time, and it is not possible for our management to predict all risks, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement the Company makes. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Except as otherwise required by law, the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Next Steps in the Acquisition Process 1 HSR (US Antitrust) FILED Filed Wednesday, August 19 — DV and Nielsen both submitted HSR filings 2 Ex-US Antitrust DUE SEPT 3 Filings due September 3 in certain non-US jurisdictions 3 Proxy Statement SUBMIT BY SEPT 10 ● Submit to SEC by September 10; SEC comment decision expected ~10 days after submission ● Shareholder meeting scheduled once SEC review concludes Nielsen / DV Acquisition — Confidential, Internal Use Only

Employee Protections in the Merger Agreement Per Share Consideration: $13.60 per share 1 Vested Awards • RSUs, PSUs, and ESPP shares are cashed out at $13.60/share • Vested options: in the money → cashed out for the spread; out of the money → cancelled, no payout 2 Unvested Awards • Unvested RSUs convert to a cash award at $13.60/share on the original vesting schedule with double-trigger protection • Unvested options (all out of the money) are cancelled, no payout 3 ESPP • Contributions continue under current terms through closing • The active offering period may be shortened depending on closing timing 4 Salary, Bonus & Severance Salary, bonus opportunity, and current severance plan maintained for 12 months following closing 5 Bonus for Year of Closing Bonus for the year of closing is paid at the higher of target or actual performance Nielsen / DV Acquisition — Confidential, Internal Use Only